AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Life Sciences and Healthcare Fund

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

AlphaCentric Premium Opportunity Fund

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

CLASS A: GNXAX CLASS C: GNXCX CLASS I: GNXIX

AlphaCentric Symmetry Strategy Fund

Class A: SymaX Class C: SymcX Class I: SymiX

AlphaCentric Real Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

(each, a “Fund” and, collectively, the “Funds”)

November 14, 2024

The information in this Supplement amends certain information contained in the
Prospectus for each Fund dated August 1, 2024, as supplemented.

_____________________________________________________________________________

The physical address set forth in the sections of the Fund’s Prospectus entitled “How to Buy Shares – Opening an Account” and How to Redeem Shares – By Mail” is changed to the following:

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

The post office box address set forth under the section of the Fund’s Prospectus entitled “How to Buy Shares – Opening an Account”, “How to Buy Shares – Additional Investments” and How to Redeem Shares – By Mail” is changed to the following:

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

* * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds each dated August 1, 2024, as supplemented, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to AlphaCentric Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.